Exhibit 99.2

[FORM A]

ANGEL.COM INCORPORATED

Amended and Restated 2009 Stock Incentive Plan

STOCK OPTION AGREEMENT

All capitalized terms used in this Stock Option Agreement (the “Option Agreement”) and not otherwise defined herein shall have the respective meanings ascribed to them in the Angel.com Incorporated Amended and Restated 2009 Stock Incentive Plan, as it may be amended from time to time (the “Plan”).

1.	Grant of Option.

Participant:
Address:

The Participant has been granted an option to purchase shares of Class A Common Stock of Angel.com Incorporated, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Grant Number:

Date of Grant:

Reference Date:

Exercise Price per Share:

Total Number of Shares subject to Option:

Total Exercise Price:

Expiration Date (the tenth anniversary of the Date of Grant):	, 20

It is intended that the option evidenced by this agreement shall be a non-statutory option and shall not qualify as an incentive stock option as defined in Section 422 of the Code.

Except as otherwise indicated by the context, the term “Participant”, as used in this Option Agreement, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.	Vesting and Exercisability Schedule.

(a) For purposes of this Option Agreement, the following definitions shall apply:

(1) “Affiliate” shall mean any person or entity that directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the entity specified.

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(2) “Asset Sale” shall mean the closing of the sale or other disposition of all or substantially all of the assets of the Company, other than a sale or other disposition to an entity, in which MicroStrategy Incorporated, its Affiliates, Michael J. Saylor and/or his Affiliates beneficially would own, directly or indirectly, more than 50% of the voting power of the then outstanding voting securities entitled to vote generally in the election of directors of such entity.

(3) “Change in Control Event” shall mean the closing of (i) any merger or consolidation of the Company with or into another entity or other reorganization transaction as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled or (ii) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to either a statutory share exchange transaction or the sale or exchange of the outstanding capital stock of the Company by the stockholders of the Company unless, subsequent to such merger, consolidation, reorganization or exchange event, MicroStrategy Incorporated, its Affiliates, Michael J. Saylor and/or his Affiliates beneficially would own, directly or indirectly, more than 50% of the voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Company or other entity surviving or resulting from such event.

(4) “Exercise Period” shall mean, with respect to each vested installment of this option, the period commencing with the date of vesting of such installment and ending on the Expiration Date;

(5) “First Installment” shall mean (i) zero percent (0%) of this option if the Initial Vesting Date occurs before the first anniversary of the Reference Date, (ii) twenty percent (20%) of this option if the Initial Vesting Date occurs on or after the first anniversary of the Reference Date but before the second anniversary of the Reference Date, (iii) forty percent (40%) of this option if the Initial Vesting Date occurs on or after the second anniversary of the Reference Date but before the third anniversary of the Reference Date, (iv) sixty percent (60%) of this option if the Initial Vesting Date occurs on or after the third anniversary of the Reference Date but before the fourth anniversary of the Reference Date, (v) eighty percent (80%) of this option if the Initial Vesting Date occurs on or after the fourth anniversary of the Reference Date but before the fifth anniversary of the Reference Date, or (vi) one hundred percent (100%) of this option if the Initial Vesting Date occurs on or after the fifth anniversary of the Reference Date;

(6) “Initial Public Offering” shall mean the closing of the initial firm commitment underwritten public offering of the Company’s Common Stock;

(7) “Initial Vesting Date” shall mean the date of an Initial Vesting Event; and

(8) “Initial Vesting Event” shall mean the earliest to occur of the following: (i) the time immediately following an Initial Public Offering; (ii) the time immediately prior to a Change in Control Event; or (iii) the time immediately following an Asset Sale.

(b) This option shall vest and become exercisable in installments in accordance with the following schedule: (i) the First Installment of this option shall vest and become immediately exercisable on the Initial Vesting Date, and, if any portion of this option is not vested on the Initial Vesting Date, (ii) an additional twenty percent (20%) of this option shall vest and become immediately exercisable on each anniversary of the Reference Date that follows the Initial Vesting Date until such option is fully vested.

The Participant shall have the right to exercise each vested installment of this option only during the Exercise Period applicable to such installment. If the Participant fails to exercise any portion of any vested installment of this option by the end of the applicable Exercise Period, the unexercised portion of such installment shall immediately expire.

3.	Exercise of Option.

(a) Form of Exercise. Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by a copy of this Option Agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share. This option shall be deemed to be exercised only when the Company receives the Participant’s fully-executed Exercise Notice as set forth on Exhibit A, a copy of this Option Agreement, and payment in full for the shares in the manner provided in the Plan.

(b) Continuous Relationship Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Date of Grant, an employee, officer, director, consultant or advisor of any of the Specified Group Members (an “Eligible Participant”). The Participant shall not cease to be an Eligible Participant if the Participant takes a leave of absence permitted under any policy of the applicable Specified Group Member or if the Participant’s leave is approved by the Board of Directors of the applicable Specified Group Member, including sick leave, vacation leave, military leave, or any other personal leave, or transfers between locations of the applicable Specified Group Member. For each day that the Participant takes a personal leave of absence, the vesting schedule described in Section 2 above shall be extended for one additional day. If the Participant takes any leave of absence that exceeds ninety (90) days and this option is designated in Section 1 as an Incentive Stock Option, then this option shall be deemed a Nonstatutory Stock Option, unless the Participant’s reemployment is guaranteed at the end of such leave by contract (including certain policies of the applicable Specified Group Member), statute, or applicable regulation.

(c) Termination of Relationship. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in Sections 3(d) and 3(e) below, the right to exercise this option shall terminate three (3) months from the date of such cessation (but in no event after the earlier to occur of the expiration of the Exercise Period or the Expiration Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation.

(d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Expiration Date while he or she is an Eligible Participant and the applicable Specified Group Member has not terminated such relationship for “cause” as specified in Section 3(e) below, this option shall be exercisable, within the period of one (1) year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that the vested portion of this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Expiration Date.

(e) Discharge for Cause. If the Participant, prior to the Expiration Date, is discharged by the applicable Specified Group Member for “cause” (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such discharge. “Cause” shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the applicable Specified Group Member (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the

Participant and the applicable Specified Group Member), as determined by the applicable Specified Group Member, which determination shall be conclusive. The Participant shall be considered to have been discharged for “Cause” if the applicable Specified Group Member determines, within 30 days after the Participant’s resignation, that discharge for cause was warranted.

(f) Compliance with Employment Agreements Required. If the Participant violates the terms of any employment agreement, non-competition agreement, non-solicitation agreement, confidentiality agreement, non-disclosure agreement, intellectual property agreement, or any other agreement or contract between the Participant and the applicable Specified Group Member, the Participant’s right to exercise this option shall terminate immediately upon such violation.

(g) Restriction on Sale of Shares. If a Participant should acquire any Shares upon exercise of this option prior to the closing of the sale of shares of Common Stock in an underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”), the Participant may not “transfer” (as defined in Section 4(a)), or enter into any agreement to transfer, any such Shares until after the 180th calendar day following such exercise; provided that the restrictions in this Section 3(g) shall not apply to any transfer of Shares described in Section 4(e).

4.	Company Right of First Refusal.

(a) Notice of Proposed Transfer. If the Participant proposes to sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively, “transfer”) any Shares acquired upon exercise of this option (subject to the restrictions set forth in Section 3(g) as applicable), then the Participant shall first give written notice of the proposed transfer (the “Transfer Notice”) to the Company. The Transfer Notice shall name the proposed transferee and state the number of such Shares the Participant proposes to transfer (the “Offered Shares”), the price per share and all other material terms and conditions of the transfer. Under no circumstances shall the Participant have the right to transfer any Shares to any person or entity that the Company reasonably believes to be a competitor of the Company, MicroStrategy Incorporated or any successors thereto.

(b) Company Right to Purchase. For 30 days following its receipt of such Transfer Notice, the Company shall have the option to purchase all or part of the Offered Shares at the price and upon the terms set forth in the Transfer Notice. In the event the Company elects to purchase all or part of the Offered Shares, it shall give written notice of such election to the Participant within such 30-day period. Within 10 days after his receipt of such notice, the Participant shall tender to the Company at its principal offices the certificate or certificates representing the Offered Shares to be purchased by the Company, duly endorsed in blank by the Participant or with duly endorsed stock powers attached thereto, all in a form suitable for transfer of the Offered Shares to the Company. Promptly following receipt of such certificate or certificates, the Company shall deliver or mail to the Participant a check in payment of the purchase price for such Offered Shares; provided that if the terms of payment set forth in the Transfer Notice were other than cash against delivery, the Company may, at its option, pay for the Offered Shares on the same terms and conditions as were set forth in the Transfer Notice or with cash in an amount equal to the fair market value of such non-cash consideration, as determined by the Company, which determination shall be conclusive; and provided further that any delay in making such payment shall not invalidate the Company’s exercise of its option to purchase the Offered Shares.

(c) Shares Not Purchased By Company. If the Company does not elect to acquire all of the Offered Shares, the Participant may, within the 30-day period following the expiration of the option granted to the Company under Section 4(b) above, transfer the Offered Shares which the Company has not elected to acquire to the proposed transferee, provided that such transfer shall not be on terms and conditions more favorable to the transferee than those contained in the Transfer Notice. Notwithstanding any of the above, all Offered Shares transferred pursuant to this Section 4 shall remain subject to the right of first refusal set forth in this Section 4 and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Section 4.

(d) Consequences of Non-Delivery. After the time at which the Offered Shares are required to be delivered to the Company for transfer to the Company pursuant to Section 4(b) above, the Company shall not pay any dividend to the Participant on account of such Offered Shares or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Offered Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Offered Shares.

(e) Exempt Transactions. The following transactions shall be exempt from the provisions of this Section 4:

(1) any transfer of Shares to or for the benefit of any spouse, child or grandchild of the Participant, or to a trust for their benefit;

(2) any transfer pursuant to an effective registration statement filed by the Company under the Securities Act; and

(3) the sale of all or substantially all of the shares of capital stock of the Company (including pursuant to a merger or consolidation);

provided, however, that in the case of a transfer pursuant to Section 4(e)(1) above, (i) such Shares shall remain subject to the right of first refusal set forth in this Section 4 and subject to the restrictions set forth in Section 3(g) as if the transferee were the Participant and has held such Shares since the exercise of the option pursuant to which such Shares were issued, and (ii) the transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Section 4 and Section 3(g) as described above.

(f) Assignment of Company Right. The Company may assign its rights to purchase Offered Shares in any particular transaction under this Section 4 to one or more persons or entities.

(g) Termination. The provisions of this Section 4 shall terminate upon the earliest to occur of the following: (i) the time immediately following an Initial Public Offering or (ii) the time immediately following a Change in Control Event.

(h) No Obligation to Recognize Invalid Transfer. The Company shall not be required (1) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Section 4, or (2) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

(i) Legends. The certificate representing Shares shall bear a legend substantially in the following form (in addition to, or in combination with, any legend required by applicable federal and state securities laws and agreements relating to the transfer of the Company securities):

“The shares represented by this certificate are subject to a right of first refusal in favor of the Company, as provided in a certain stock option agreement with the Company.”

5.	Agreement in Connection with Public Offering.

The Participant agrees, in connection with the first two underwritten public offerings of the Company’s securities pursuant to a registration statement under the Securities Act:

(a) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock held by the Participant (other than those shares included in the offering) without the prior written consent of the Company or the underwriters managing such underwritten public offerings of the Company’s securities for a period of at least 180 days from the effective date of such registration statement, which period may be extended upon the request of the managing underwriters for an additional period of up to seventeen (17) days if the Company issues or proposes to issue an earnings or other public release within seventeen (17) days of the expiration of the 180-day lock-up period; and

(b) to execute any agreement reflecting Section 5(a) above as may be requested by the Company or the managing underwriters at the time of such offering.

6.	Tax Matters.

(a) Withholding. No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

(b) Disqualifying Disposition. If the Participant disposes of Shares acquired upon exercise of this option within two years from the Date of Grant or one year after such Shares were acquired pursuant to exercise of this option, the Participant shall notify the Company in writing of such disposition. This Section 6(b) shall not apply if this option is not an incentive stock option.

7.	Nontransferability of Option.

This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

8.	No Right to Employment.

If the Participant is an employee, neither the Plan nor this Option Agreement shall alter in any way the Participant’s status as an “at-will” employee. The Participant retains the right to terminate the Participant’s relationship with the Company at any time, with or without reason, and the Company retains its right to terminate the Participant’s relationship at any time, with or without reason.

9.	Provisions of the Plan.

This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

10.	Data Privacy.

In order to administer the Plan, the Company may process personal data about the Participant. Such data includes but is not limited to the information provided in this Option Agreement and any changes thereto, other appropriate personal and financial data about the Participant such as home address and business addresses and other contact information, payroll information and any other information that might be deemed appropriate by the Company to facilitate the administration of the Plan. By accepting this option, the Participant gives explicit consent to the Company to process any such personal data. The Participant also gives explicit consent to the Company to transfer any such personal data outside or within the country in which the Participant works or is employed, including, with respect to non-U.S. resident Participants, to the United States, to transferees who shall include the Company, a broker retained by the Participant or the Company for the purpose of assisting with an exercise of options and other persons who are designated by the Company to administer or assist with the implementation, administration or management of the Plan. The Participant may object to the collection, use, processing or transfer of such data by notifying the Treasurer of the Company in writing. The Participant understands that such objection may impair the Participant’s ability to participate in the Plan.

11.	Entire Agreement; Governing Law.

The Plan, this Option Agreement, and the attached Exercise Notice constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof. The entire agreement shall be governed by the laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of Delaware.

IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

ANGEL.COM INCORPORATED

By:
Name:
Title:

PARTICIPANT’S ACCEPTANCE

The undersigned hereby accepts the foregoing Option Agreement and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receiving a copy of the Plan. The undersigned has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel before executing this Option Agreement and fully understands all provisions of the Plan and this Option Agreement. The undersigned hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Company upon any questions relating to the Plan and Option Agreement.

PARTICIPANT:

Signature

Print Name

CONSENT OF SPOUSE

The undersigned spouse of the Participant has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company’s granting his or her spouse the right to purchase shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned’s spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.

SPOUSE OF PARTICIPANT:

Signature

Print Name

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EXHIBIT A TO THE STOCK OPTION AGREEMENT

ANGEL.COM INCORPORATED

Amended and Restated 2009 Stock Incentive Plan

EXERCISE NOTICE

Angel.com Incorporated

1861 International Drive

McLean, VA 22102

Attention: President

1. Exercise of Option. Effective as of today,                                                      , 20    , I,                                                   (“Purchaser”), hereby elect to purchase                      shares (the “Shares”) of the Class A Common Stock of Angel.com Incorporated (the “Company”) under and pursuant to the Angel.com Incorporated Amended and Restated 2009 Stock Incentive Plan, as it may be amended from time to time (the “Plan”) and the Stock Option Agreement applicable to the stock option grant referenced below (the “Option Agreement”):

Grant Number	Date of Grant	Number of Shares Being Exercised	Exercise Price Per Share	Aggregate Exercise Price
			$	$

2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares.

3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Stockholder. Subject to the terms and conditions of the Plan, the Option Agreement, and this Exercise Notice, Purchaser shall have all of the rights of a stockholder of the Company with respect to the Shares from and after the date the stock certificate evidencing such Shares is issued, as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company.

5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

6. Interpretation. Any dispute regarding the interpretation of the Plan, the Option Agreement, or this Exercise Notice shall be submitted by Purchaser or by the Company forthwith to the Company’s Board of Directors or the committee thereof that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or committee shall be final and binding on the Company and on Purchaser.

7. Entire Agreement; Governing Law. The Plan, the Option Agreement, and this Exercise Notice constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof. The entire agreement shall be governed by the laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of Delaware.

Submitted by:	Accepted by:

PURCHASER:	Angel.com Incorporated

By:
Signature

Title:
Print Name

Address:
Tax I.D. Number	1861 International Drive McLean, VA 22102
Address

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